EXHIBIT 3


                             Graphic Omitted

      NUMBER                                              SHARES

  SE

   COMMON STOCK                                        COMMON STOCK

INCORPORATED UNDER THE LAWS                            CUSIP 81211K 10 0
 OF THE STATE OF DELAWARE                              SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

                          Sealed Air Corporation

THIS CERTIFIES that



is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                       PAR VALUE $0.10 PER SHARE, OF

Sealed Air Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate, and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all Amendments thereto and Supplements thereof. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     In Witness Whereof, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated
                          SEALED AIR CORPORATION
   H. Katherine White         CORPORATE SEAL             T.J. Dermot Dunphy
       Secretary                   1996                Chairman of the Board
                                 DELAWARE

                                        COUNTERSIGNED AND REGISTERED:

                                        FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                        TRANSFER AGENT AND REGISTRAR

                                        BY___________________________
                                          AUTHORIZED OFFICER

                          SEALED AIR CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE RIGHTS, PRIVILEGES, RESTRICTIONS, POWERS, LIMITATIONS AND QUALIFICATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION. SUCH REQUEST MAY BE DIRECTED TO THE SECRETARY OF SEALED AIR CORPORATION AT ITS HEADQUARTERS OFFICE OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   -- as tenants in common

     TEN ENT   -- as tenants by the entireties

     JT TEN    -- as joint tenants with right of survivorship
                  and not as tenants in common

     UNIF GIFT MIN ACT -- ______________Custodian______________
                             (Cust)                 (Minor)
                          under Uniform Gifts to Minors
                          Act ____________
                                (State)

   Additional abbreviations may also be used though not in the above list.

     For value received, _________ hereby, sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


---------------------------------------

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the promises.


Dated
      ---------------
                                   -------------------------------------------
                                   Notice:  The signature to this assignment
                                            must correspond with the name
                                            as written upon the face of
                                            this certificate in every
                                            particular, without alteration
                                            or enlargement or any change
                                            whatever.


SIGNATURE GUARANTEE:
                     ---------------------------------------------------------
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS
                     AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                     MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                     MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




/NET/BANKNOTE/HOME46/SEALED/55561                          NEW